Shareholders' Equity	6 Months Ended
Jun. 30, 2026
Shareholders' Equity [Abstract]
Shareholders' Equity

Note 14 — Shareholders’ Equity

Hang Feng was established under the laws of Cayman Islands on October 15, 2024 as an exempt company with limited liability and as a wholly owned subsidiary of HF Holdings. The authorized number of ordinary shares is 500,000,000 shares with a par value of US$0.0001, of which 10,000 were issued on incorporation.

On December 30, 2024, Hang Feng issued an aggregate of 3,225 ordinary shares to five investors (each 645 ordinary shares) for an aggregate consideration of US$5,000,000. At the same time, HF Holdings injected US$1,000,000 into Hang Feng without issuing shares.

On February 24, 2025, the Company effected a stock split at a ratio of 1-to-400 by issuing new shares to its shareholders in the same proportion. After retrospective adjustment for stock splits, there were 5,290,000 and 4,000,000 shares issued and outstanding as of December 31, 2024 and 2023, respectively.

On September 15, 2025, the Company closed its initial public offering (“IPO”) of 1,375,000 ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) on the NASDAQ Capital Market. The Ordinary Shares were priced at $4.00 per share, and the offering was conducted on a firm commitment basis. The gross proceeds of the IPO were $5,500,000, before deducting underwriting discounts and commissions and offering expenses. The Ordinary Shares were previously approved for listing on The Nasdaq Capital Market and commenced trading under the ticker symbol “FOFO” on September 12, 2025.

On September 16, 2025, the over-allotment option was exercised in full by the underwriters and the Company issued 206,250 Ordinary Shares, equal to 15% of the total number of the Ordinary Shares sold in the IPO.

After the closing of IPO and over-allotment option being exercised, the Company received a net proceeds of approximately $5.1 million, after deducting the commission and expenses related to the IPO.

On June 12, 2026, the Company passed an EGM to approve the redesignation and reclassification, increase  and reduction of its authorised share capital. The share redesignation and reclassification, and the increase in authorized share capital became effective upon shareholder approval of such proposals on June 12, 2026, while the reduction of share capital will be deemed effective as of the initial submission date of the relevant documents to the Cayman Registry, being June 22, 2026, subject to the approval by the Cayman Registry. As of the date of this filing, the documents submitted by the Company are still pending approval by the Cayman Registry. As a result, the authorized share capital has been reclassified into Class A ordinary shares and Class B ordinary shares, consisting of 9,000,000,000 Class A ordinary shares of a par value US$0.0001 each, and 1,000,000,000 Class B ordinary shares of a par value US$0.0001 each. Upon the share capital reduction becoming effective, the par value of each Class A ordinary share and Class B ordinary share will be reduced from US$0.0001 each to US$0.000001 each. Following the EGM, Hang Feng International Holdings Co., Limited was issued 4,000,000 Class B ordinary shares after the 4,000,000 ordinary shares it previously held were repurchased by the Company, with the remaining 3,571,078 issued and outstanding ordinary shares being Class A ordinary shares. After the issuance of 299,922 Class A ordinary shares, par value US$0.0001 each, to a consultant on June 23, 2026, the Company had 3,871,000 Class A ordinary shares were issued and outstanding as of June 30, 2026. All references to numbers of ordinary shares for class A and class B and per-share data in the accompanying unaudited condensed consolidated financial statements were adjusted to reflect such reclassification of ordinary shares on a retrospective basis.

Share-Based Compensation

On November 8, 2025, the Company filed Form S-8 in order to register 999,750 ordinary shares of the Company, par value $0.0001 per share, issuable pursuant to the 2025 Equity Incentive Plan adopted by the board of directors of the Company.

On November 12, 2025, the Company engaged with four consultants and grant them on November 14, 2025 a total of 999,750 restricted shares unit in exchange of delivery of advisory and consulting services. The vesting schedule is performance-based, with 70% vesting in the fourth quarter of 2025, and the remaining 10%, 10%, and 10% to be vested on the first three quarters of 2026 separately. The market price on grant date was $11.67 per share on November 14, 2025, which was the closing price of the Company’s Ordinary Shares on NASDAQ. This grant resulted in a total share-based compensation of $11,667,083 to be recognized ratably over the requisite service period of one year. On December 2, 2025, four consultants have delivered each of their deliverables for phase 1 with the Company’s satisfaction. On the same day, the Company issued 699,828 Ordinary Shares at the current market price to the four consultants. The Company recognized compensation expense over the requisite service period for each separately vesting portion of the award as if the award is in substance, multiple awards. The Company recorded research and development expenses relating to restricted share units of $8,955,908 and nil for the years ended December 31, 2025 and 2024, respectively.

On April 17, 2026, all parties agreed to forfeit the remaining restricted shares unit with the discontinued services which originally planned in the first three quarters of 2026 due to the Company’s shift of focus. The unvested 299,922 shares costs being recognized at $788,915 in 2025 was reversed back to subtrack the research and development expenses in 2026.

On June 23, 2026, the Company issued 299,922 ordinary shares to a consultant for providing business development and strategic services to the Company. The shares were granted on June 22, 2026, with the share price calculated based on the closing price of $2.82 on June 22, 2026. Hence, the cost of US$845,780 was recognized as research and development expenses.

The Company evaluated the performance conditions associated with the RSU grants and determined that the performance condition for the fourth quarter of 2025 was probable of achievement as of December 2, 2025. This assessment was based on several factors, including (i) confirmation that the project plans and milestones were feasible prior to execution of the consulting agreements, (ii) ongoing communication with the consultants throughout the engagement, and (iii) completion and acceptance of the first-phase deliverables, evidenced by the Company’s execution of a service completion receipt confirming satisfactory performance.

The activity in share-based compensation is set out below:

	Number of restricted share unit outstanding	Weighted average grant date fair value	Aggregate intrinsic value**
Restricted share units outstanding at January 1, 2025	—	—	$—
Forfeited	—	—	—
Restricted share units outstanding at June 30, 2025	—	—	—
Restricted share units outstanding at January 1, 2026*	299,922	11.67	2,900,246
Granted	—	—	—
Vested	—	—	—
Forfeited	299,922	11.67	2,900,246
Restricted share units outstanding at June 30, 2026	—	—	$—

*	During the fourth quarter of 2025, there were 999,750 RSU units granted and 699,828 RSU units vested. At January 1, 2026, there were 299,922 RSU units remain unvested, which had been recorded $788,915 as additional paid-in capital-RSU as of December 31, 2025 to amortize the unvested costs for the remaining three tranches.

**	The intrinsic value of nonvested restricted share units as of December 31, 2025 was calculated using the Company’s closing market price of $9.67 per share on that date.